EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 29, 2008 (the “Effective Date”), is made by and between CECO Environmental Corp. (the “Company”) and Fisher-Klosterman, Inc. (the “Shareholder”).

WHEREAS, pursuant to that certain Asset Purchase Agreement by and among the Company, FKI Acquisition Corp. and the Shareholder, among others, dated February 20, 2008 (the “Purchase Agreement”), the Shareholder is receiving, in partial consideration for the Company’s purchase of substantially all the assets of the Shareholder certain shares of common stock of the Company (the “Acquired Securities”); and

WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the Company and the Shareholder have entered into this Agreement to provide certain securities registration rights to the Shareholder.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement:

“Affiliate” shall mean any entity controlling, controlled by or under common control with another entity. For the purposes of this definition, “control” shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

“Company” shall have the meaning set forth in the preamble hereto.

“Person” means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

“Public Offering” shall mean a public offering of Acquired Securities pursuant to an effective Registration Statement.

“Prospectus” shall mean any prospectus that is a part of a Registration Statement, together with all amendments or supplements thereto.

“Registrable Stock” shall mean the shares of common stock then outstanding issued by the Company to the Shareholder pursuant to the Purchase Agreement; provided, however, that Registrable Stock shall not be deemed to include (i) any shares after such shares have been registered under the Securities Act and sold pursuant to a registration of such securities, (ii) for purposes of Section 3, any shares that may be sold without registration under the Securities Act in compliance with Rule 144 without volume restrictions, (iii) any shares sold pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration under the Securities Act, or (iv) they are sold in a transaction in which rights under this Agreement are not assigned.

“Registration Statement” shall mean any registration statement filed with the SEC in accordance with the Securities Act, together with all amendments or supplements thereto.

“SEC” shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

“Securities Act” shall mean the Securities Act of 1933, as amended prior to or after the date of this Agreement or any federal statute or statutes which shall be enacted to take the place of such act, together with all rules and regulations promulgated thereunder.

2. Transfer Restrictions.

2.1. Transfer Restrictions.

(A) Prior to six (6) months after the Effective Date, no Transfers by any Shareholder shall be permitted except for Permitted Transfers effected in compliance with Section 2.3.

(B) Any purported Transfer not permitted by this Agreement will be null and void, and the Company shall not record on its share transfer books, register of stockholders or otherwise any such purported Transfer.

(C) Nothing in this Agreement shall be deemed to restrict any Transfer or other disposition of Acquired Securities pursuant to the terms of any merger, consolidation or other business combination transaction, or pursuant to any tender or exchange offer.

2.2 Compliance with Securities Laws. Each of the Shareholders hereby agrees that it shall not, directly or indirectly, Transfer any Acquired Securities unless such Transfer complies with the provisions hereof and, with respect to Shareholders subject thereto, the Company’s policies on insider trading, as in effect from time to time, and (a) such Transfer is made pursuant to an effective Registration Statement and, if required, has been registered under all applicable state securities or blue sky laws or (b) no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or blue sky laws, and, at the request of the Company, the transferor shall provide to the Company a legal opinion to such effect in form and substance, and from counsel, reasonably satisfactory to the Company; provided, however, that no such legal opinion shall be necessary in order to effectuate a Transfer pursuant to a Public Offering.

2.3 Permitted Transfers. The following shall be considered “Permitted Transfers”: (a) Transfers by a Shareholder to a family member or family trust or family limited partnership for bona fide estate planning purposes; (b) Transfers by a Shareholder by will or by intestate succession; or (c) Transfers by a Shareholder to an Affiliate, including a stockholder thereof. Notwithstanding the foregoing, no Transfer by a Shareholder permitted by this Section 2.3 shall be consummated unless and until the proposed transferee agrees in writing to become a party to and be bound by the provisions of this Agreement to the same extent as the transferring Shareholder (such writing, a “Joinder Agreement”). Upon consummation of any Permitted Transfer by a Shareholder, the Shareholder shall send to the Company a notice of the Permitted

Transfer, indicating the number of shares of Acquired Securities transferred, the date of the transfer, and the names and addresses of the transferees, along with a copy of the Joinder Agreement. For all purposes under this Agreement, such transferee shall thereafter be considered a Stockholder.

2.4. Legend on Acquired Securities

(A) A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.

(B) Each certificate representing Acquired Securities acquired by any Shareholder pursuant to the Purchase Agreement shall bear legends substantially in the following forms:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR IN A TRANSACTION OUTSIDE THE UNITED STATES NOT SUBJECT TO THE SECURITIES ACT.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT.

(C) In the event that any such Acquired Securities are Transferred in a Public Offering, the Company shall promptly upon request, deliver a replacement certificate not containing the legend set forth in Section 2.4(B) in connection with such Transfer.

(D) Upon the delivery to the Company of a legal opinion reasonably satisfactory to the Company to the effect that the legend set forth in Section 2.4(B) is no longer required by the Securities Act and any applicable state securities law, the Company shall promptly upon request deliver a replacement certificate not containing the legend in exchange for the legended certificate.

3. S-3 Registration Rights.

(A) Subject to the Transfer restrictions set forth in Sections 2.1 and 2.2 and to Sections 3(B), (C) and (D) below, if at any time following six (6)months after the Effective Date, the Company is a registrant entitled to use Form S-3 or any successor thereto to register Registrable Stock, the Shareholder may request the Company in writing to use its diligent efforts to register all of the Registrable Stock, as requested by the Shareholder, under the Securities Act on Form S-3 or a successor thereto (the “S-3 Registration Right”).

(B) Following exercise of the S-3 Registration Right, the Company will use its reasonable best efforts to effect the registration of all of the Registrable Stock under the Securities Act and, provided an exemption from registration or qualification does not exist, the registration or qualification thereof under applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. Upon receipt of the notice pursuant to Section 3(A), the Company will use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Stock, all to the extent requisite to permit such sale or other disposition by such holders of the Registrable Stock so registered.

(C) The Shareholder’s right to exercise the S-3 Registration Right shall be subject to the following limitations:

(1) The Company shall not be required to effect a registration pursuant to the exercise of the S-3 Registration Right more than once.

(2) The number of shares of Registrable Stock to be registered pursuant to the exercise of such right must equal or exceed $800,000 in value in the aggregate.

(D) Notwithstanding anything to the contrary in this Section 3, (i) the Company shall not be required to effect the filing of a Registration Statement pursuant to this Section 3 during the period beginning 60 days prior to the Company’s good faith estimate, as certified in writing by an executive officer of the Company to the Shareholder, of the proposed date of filing of, and ending 120 days or 180 days if requested by the underwriter, following the effective date of, a Registration Statement relating to an offering of equity securities on account of the Company, and (ii) the Company shall be entitled to postpone or suspend the filing or effectiveness of the Registration Statement required under this Section 3, as certified in writing by an executive officer of the Company to the Shareholder, that such registration and offering would interfere with any business interest or planned transaction of the Company, including any financing, acquisition, disposition, corporate reorganization or other transaction involving the Company or that the filing would not be in the best interest of the Company or that the filing of a Registration Statement would require public disclosure of any such event prior to the time that such disclosure would otherwise be required.

(E) The Company shall not be required to effect the filing of a Registration Statement pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

4. Piggyback Registration Rights.

(A) If at any time following six (6) months after the Effective Date and prior to 3 years after the Effective Date, the Company proposes to register shares of Common Stock under the Securities Act for distribution for its account pursuant to a primary underwritten offering (other than a registration statement on Form S-8 or Form S-4 or any successor forms to such Forms) and the Company may register such offering on a form that would also permit the registration of the Registrable Stock, the Company shall, each such time, promptly give the Shareholder written notice of such determination. Upon the written request of the Shareholder given within fifteen (15) days following such notice by the Company, subject to Section 4(B), the Company shall use its reasonable best efforts to cause to be registered under the Act (and any related qualification or registration under blue sky laws) and included within any underwriting involved therein, all of the Registrable Stock that the Shareholder has requested be registered. Such written request may specify all or a part of the Shareholder’s Registrable Stock. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not the Shareholder has elected to include securities in such registration.

(B) If lead underwriters of an underwritten primary registration advise the Company that, in their good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Stock requested to be included in such registration by the Stockholder(s) and any other stockholders of the Company (“Other Security Holders”) reduced on a pro rata basis, based on the amount of Acquired Securities owned by the requesting Stockholder(s) and, if applicable, the securities owned by each such Other Security Holders.

5. Registration Procedures. Promptly after the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

(A) prepare and file with the SEC a Registration Statement with respect to such Registrable Stock and use its reasonable best efforts to cause such Registration Statement to become effective (unless delayed under Section 3(D));

(B) prepare and file with the SEC such post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such time as necessary to permit the Shareholder to dispose of all of its Registrable Stock covered by the Registration Statement (or such other time as is provided herein) and to comply with the provisions of the

Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Shareholder thereof set forth in such Registration Statement;

(C) furnish to the Shareholder such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Shareholder;

(D) to the extent an exemption from registration or qualification does not exist, use reasonable best efforts to register or qualify the Acquired Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Shareholder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable the Shareholder to consummate the public sale or other disposition in such jurisdiction of the Acquired Securities owned by the Shareholder covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph or (ii) subject itself to general service of process or taxation in any such jurisdiction.

(E) use its reasonable best efforts to cause all such Acquired Securities covered by such Registration Statement to be listed on each securities exchange or national market system on which securities of the same class are then listed;

(F) provide a transfer agent and registrar for Registrable Stock not later than the effective date of such Registration Statement; and

(G) comply with all applicable rules and regulations of the SEC, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such shorter period of time as may be required by the SEC for filing the applicable report with the SEC) (i) commencing at the end of any fiscal quarter in which Acquired Securities are sold to underwriters in an underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period.

(H) The Stockholders agree that, upon receipt of written notice from the Company of a happening of any event or the existence of any facts that make any statement made in a Registration Statement or prospectus untrue in any material respect or that require the making of any changes in a Registration Statement or prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading, the Stockholders will forthwith discontinue disposition of such Acquired Securities covered by such Registration Statement until they are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Stockholders will deliver to the Company all copies of the prospectus covering such Acquired Securities current at the time of receipt of such notice.

6. Stockholder Holdback. If the Company registers shares of Common Stock in connection with an underwritten public offering by the Company, the Stockholders, if so required by the lead underwriters of such underwritten offering, agree not to effect any public sale or distribution of any of the Acquired Securities, including any sale pursuant to Rule 144 promulgated under the Securities Act (other than as a part of such underwritten public offering), without the consent of the Company or such lead underwriters during the period commencing on a date specified by the lead underwriters, such date not to exceed 10 days prior to the effective date of such Registration Statement, and ending on the earlier of (i) 90 days after the pricing of such offering, unless the lead underwriters for such offering otherwise agree, and (ii) the abandonment of such offering.

7. Information. Shareholder hereby agrees to (a) to cooperate with the Company and to promptly provide such information and assistance as the Company may reasonably request and as may be reasonably necessary to complete any Registration Statement or other required filing pursuant to this Agreement and (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in any Registration Statement, and any amendment or supplement thereto, to any purchaser from such Stockholder of the Acquired Securities covered by the Registration Statement. It shall be a condition precedent to the inclusion of the Registrable Stock of any Stockholders in a Registration Statement effected pursuant to this Agreement that such Stockholder shall execute such indemnities, underwriting agreements, lockups and other documents as the Company or the managing underwriter shall reasonably request in order to satisfy the requirements applicable to such Registration Statement.

8. Expenses. To the fullest extent allowable under applicable state securities and blue sky laws, all expenses incurred in effecting the S-3 Registration Right, including without limitation, all registration and filing fees, printing expenses, fees and related expenses of counsel for the Company, expenses of any audits incident to or required by any such registration (other than audits with respect to financial statements required to be delivered by Seller (as defined in the Purchase Agreement) under the Purchase Agreement) and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (D) of Section 5 hereof, shall be borne and paid by the Company; provided, however, that the Shareholder shall be responsible for all fees and any related expenses of counsel selected by the Shareholder and for all brokerage or underwriting commissions and taxes of any kind (including without limitation transfer taxes) with respect to the disposition, sale, or transfer of the Registrable Stock.

9. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

10. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

11. Notices. All requests, notices and other communications provided for hereunder class or shall be in writing and delivered by hand or by first-class or certified mail postage prepaid, or by facsimile, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery or by facsimile or within three (3) business days after such mailing:

If to the Shareholder, to:

Fisher-Klosterman, Inc.

Attn: Gerald J. Plappert, Jr.

822 S. 15th Street

Louisville, KY 40210

Fax: (502) 572-4023

If to the Company, to:

CECO Environmental Corp.

Attention: Dennis Blazer

3120 Forrer St.

Cincinnati, OH 45209

Fax no.: (513) 458-2644

With a copy to:

Taft Stettinius & Hollister LLP

Attn: John J. McCoy, Esq.

425 Walnut Street, Suite 1800

Cincinnati, OH 45202

Fax: (513) 381-0205

or, as to the Shareholder or the Company, to such other persons or at such other addresses as shall be furnished by any such party by like notice to the other parties.

12. Termination. All rights under this Agreement shall terminate as to any holder at such time as such holder is free to sell all shares of Registrable Stock held by such holder pursuant to Rule 144 under the Securities Act free from any volume restrictions under Rule 144 or a comparable exemption from registration that enables the holder to sell all shares of Registrable Stock held by such holder without registration under the Securities Act and without legal restriction as to the manner of sale or otherwise.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

14. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

15. Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and the Shareholder; provided, however, that if any underwriter engaged by the Company in selling the Company’s securities pursuant to the Company’s initial public offering requests an amendment to this Agreement, the parties agree to negotiate in good faith to reasonably modify this Agreement to accommodate such request.

16. Assignment. The rights of the Stockholder hereunder may not be assigned other than to a Permitted Transferee.

17. Governing Law, Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in that state. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Registration Rights Agreement as of the day and year first written above.

FISHER-KLOSTERMAN, INC.

By:	/s/ William L. Heumann
Name:	William L. Heumann
Title:	Chief Executive Officer

CECO ENVIRONMENTAL CORP.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Chief Financial Officer